UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: July 17, 2003

Second Bancorp Incorporated

(Exact name of registrant as specified in its charter)

Ohio	0-15624	34-1547453

(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

108 Main Avenue S.W., Warren, Ohio	44482-1311

(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 330-841-0123

Item 12. Results of Operations and Financial Condition

On October 16, 2003, the Company issued the following press release:

SECOND BANCORP
REPORTS THIRD QUARTER EARNINGS

Warren, Ohio, October 16, 2003—SECOND BANCORP INCORPORATED (Nasdaq “SECD”, “SECDP”) reported third quarter 2003 net income of $4,907,000, down 11% from the $5,536,000 earned during the same period last year. Year-to-date earnings were $19,006,000, an increase of 30.4% over net income reported for the first nine months of 2002. Diluted earnings for the quarter were $.51 per share, 7% lower than the $.55 reported last year and, for the first three quarters of the year, were $1.97 per share, 36% higher than the $1.45 reported for the same period last year. Year-to-date 2003 earnings include a one time $3.65 million (or $.38 per diluted share) after-tax gain on the sale of two banking centers completed during the first quarter. Excluding this non-recurring gain-on-sale, earnings for the year’s first nine months were $15,354,000 or $1.59 per diluted share, 8.9% above year-ago results.

Chief Financial Officer and Treasurer David L. Kellerman indicated “In addition to core business activity, third quarter earnings were influenced by $3,566,000 in gains on the sale of securities as the Company reduced its holdings of longer duration securities to minimize portfolio risk as interest rates rise. Financial performance for the quarter was also affected by our large mortgage servicing rights (MSR) portfolio which, net of hedging activity intended to reduce volatility in that line of business, produced a loss of $3,229,000 for the reporting period compared to gains of $1,513,000 in the prior quarter. Combined net mortgage banking activities, which include the gain on sale of mortgage loans, generated a loss of $1.2 million for the third quarter of 2003 versus gains of $2.1 million for the same quarter last year and $6.6 million for the linked quarter. Net mortgage activities generated profit of $9.8 million for the first nine months of 2003 versus $3.7 million for the same period last year.”

Financial Highlights Quarterly Data
Financial Highlights Year-to-Date Data
Consolidated Statements of Income Quarterly Data
Consolidated Statements of Income Year-to-Date Data
Consolidated Balance Sheets
Consolidated Average Balance Sheets For the Quarter Ended
Consolidated Average Balance Sheets For the Year-to-date period ended:
Financial Highlights — Non-GAAP Operating Results Quarterly Data
Financial Highlights — Non-GAAP Operating Results Year-to-Date Data
SIGNATURES

Reflecting the Company’s financial results for the quarter, key performance ratios were generally restrained. Return on average assets (ROA) was .98% compared to 1.25% for the same period last year and return on average equity (ROE) was 14.56% for the quarter compared to 16.22% a year earlier. Year-to-date, ROA was 1.31% (1.06% excluding the first quarter non-recurring gain on sale) compared to 1.12% in 2002 and ROE was 18.57% (15.00% excluding the referenced first quarter event) compared to 14.59% a year ago. The Company’s net interest margin for the quarter was 3.06%, 43 basis points less than the 3.49% reported last year.

Excluding securities gains, non-interest income for the quarter was $3.49 million versus $6.33 million for the same period last year largely reflecting the loss in net MSR valuation referred to in Mr. Kellerman’s comments above. Also contributing to lower non-interest income was MSR amortization during the quarter which increased to $2.7 million from $1.1 million for last year’s third quarter. Those items more than offset a $1.5 million increase in gains-on-sale of loans from the same quarter last year. Non-interest expenses for the third quarter were $13.1 million, 6.7% lower than was reported for the prior quarter but 10.4% higher than a year ago primarily reflecting increased salaries and other operating expenses.

President and Chief Executive Officer Rick L. Blossom stated “The combination of persistently low short-term interest rates and generally rising long-term rates during recent months have begun to have a negative impact on Second Bancorp’s earnings performance. That impact is the result of a compressed net interest margin and a significant reduction in revenue generated by our important mortgage lending line of business. Margin compression continues to reduce the profitability of our $1.3 billion loan and $600 million securities portfolios and rising interest rates have largely eliminated mortgage re-financing activity and, therefore, fee income generated by the sale of loans in the secondary market. While we are developing strategies to reduce the effect of these banking realities, we expect them to restrain earnings in the fourth quarter. Consequently, and excluding the first quarter gain on the sale of branches, we may miss our most recent $2.08 to $2.13 per share earnings guidance for 2003 by as much as 10%.”

Credit quality remains a focal point for Second Bancorp. Though net loan charge-offs for the quarter were 20% lower than a year ago, non-performing loans continued to grow in absolute terms and as a percentage of total loans. Non-performing loans at quarter-end reached $22.6 million, $2.2 million higher than at the end of the prior quarter and were 1.68% of total loans compared to 1.65% at the end of the second quarter. The Company’s reserve for loan losses as a percentage of period-end loans was 1.41%, slightly lower than was reported for the prior quarter.

The Company also reported that its Board of Directors declared a nineteen cent ($.19) per common share dividend payable October 31, 2003 to shareholders of record on October 15. That dividend is unchanged from the second quarter of this year and is 5.6% higher than the dividend paid for last year’s third quarter.

This announcement contains forward-looking statements that involve risk and uncertainties, including changes in general economic and financial market conditions and the Company’s ability to execute its business plans. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially.

Second Bancorp is a $2.0 billion financial holding company providing a full range of commercial and consumer banking, wealth management, insurance and investment products and services to communities in a nine county area of Northeastern Ohio through subsidiaries Second National Bank and Stouffer-Herzog Insurance Agency, Inc. Additional information about Second Bancorp can be found on the Web at www.secondbancorp.com.

CONTACT: Christopher Stanitz, Executive Vice President, General Counsel and Secretary, at 330.841.0234 (phone), 330.841.0489 (fax), or cstanitz@secondnationalbank.com.

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Earnings:
Net interest income	$13,817	$13,790	$14,083	$13,946	$13,954
Provision for loan losses	1,096	2,855	2,173	2,350	1,573
Non-interest income	3,491	10,700	14,211	7,314	6,329
Security gains (losses)	3,566	0	51	(67)	832
Trading account losses	0	0	0	0	0
Non-interest expense	13,076	14,016	13,673	14,575	11,841
Federal income taxes	1,795	2,181	3,838	840	2,165

Net income	$4,907	$5,438	$8,661	$3,428	$5,536

Per share:
Basic earnings	0.52	0.57	0.90	0.35	0.56
Diluted earnings	0.51	0.57	0.89	0.34	0.55
Common dividends	0.19	0.19	0.19	0.18	0.18
Book value	14.34	14.81	14.36	13.91	14.14
Tangible book value	12.05	12.40	11.95	11.69	11.99
Market value	27.24	25.80	22.15	26.50	26.73
Weighted average shares outstanding:
Basic	9,476,371	9,468,639	9,621,709	9,835,995	9,876,844
Diluted	9,611,796	9,558,994	9,715,561	9,967,373	9,993,241
Period end balance sheet:
Assets	$2,074,750	$1,926,233	$1,909,027	$1,894,775	$1,825,235
Securities	602,893	556,434	539,309	523,669	535,174
Total loans	1,301,618	1,199,630	1,215,481	1,167,791	1,153,581
Allowance for loan losses	18,372	18,030	17,756	17,595	17,443
Deposits	1,165,281	1,172,816	1,121,866	1,195,112	1,181,281
Total shareholders’ equity	135,799	140,215	136,369	136,334	139,682
Tier I capital	144,583	140,335	137,595	138,000	139,983
Tier I ratio	10.4%	10.8%	10.5%	10.8%	10.7%
Total capital	161,946	156,613	154,010	153,925	156,401
Total capital ratio	11.7%	12.0%	11.7%	12.1%	11.9%
Total risk-adjusted assets	1,388,065	1,300,512	1,311,849	1,272,335	1,312,414
Tier I leverage ratio	7.8%	7.6%	7.5%	7.7%	8.4%
Average balance sheet:
Assets	$2,004,789	$1,908,978	$1,869,524	$1,825,714	$1,770,928
Earning assets	1,871,145	1,789,611	1,750,900	1,712,604	1,657,438
Loans	1,245,980	1,197,300	1,177,617	1,171,162	1,108,133
Deposits	1,157,817	1,159,719	1,135,681	1,180,609	1,173,188
Shareholders’ equity	134,844	139,269	135,254	137,229	136,494
Key ratios: (%)
Return on average assets (ROA)	0.98	1.14	1.85	0.75	1.25
Return on average shareholders’ equity (ROE)	14.56	15.62	25.61	9.99	16.22
Net interest margin	3.06	3.19	3.33	3.38	3.49
Net overhead	2.05	0.74	(0.12)	1.70	1.33
Efficiency ratio	73.49	56.10	47.48	66.94	56.94
Credit quality:
Non-accrual loans	$12,735	$12,238	$12,709	$13,123	$12,756
Restructured loans	461	340	374	378	259
90 day past due and accruing	8,625	7,231	6,623	5,692	6,995

Non-performing loans	21,821	19,809	19,706	19,193	20,010
Other real estate owned	753	621	1,270	1,371	1,593

Non-performing assets	$22,574	$20,430	$20,976	$20,564	$21,603

Charge-offs	$918	$2,721	$2,213	$2,558	$1,116
Recoveries	165	139	201	360	176

Net charge-offs	$753	$2,582	$2,012	$2,198	$940

Allowance for loan losses as a percent of period-end loans (%)	1.41	1.50	1.46	1.51	1.51
Net charge-offs (annualized) as a percent of average loans (%)	0.24	0.86	0.68	0.75	0.34
Non-performing loans as a percent of loans	1.68	1.65	1.62	1.64	1.73
Non-performing assets as a percent of assets	1.09	1.06	1.10	1.09	1.18

Second Bancorp Incorporated and Subsidiaries
Financial Highlights
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Earnings:
Net interest income	$41,690	$27,873	$14,083	$56,460	$42,514
Provision for loan losses	6,124	5,028	2,173	6,159	3,809
Non-interest income	28,402	24,911	14,211	22,853	15,539
Security gains (losses)	3,617	51	51	592	659
Trading account losses	0	0	0	(20)	(20)
Non-interest expense	40,765	27,689	13,673	49,496	34,921
Federal income taxes	7,814	6,019	3,838	6,230	5,390

Net income	$19,006	$14,099	$8,661	$18,000	$14,572

Per share:
Basic earnings	1.99	1.48	0.90	1.82	1.47
Diluted earnings	1.97	1.46	0.89	1.79	1.45
Common dividends	0.57	0.38	0.19	0.72	0.54
Book value	14.34	14.81	14.36	13.97	14.14
Tangible book value	12.05	12.40	11.95	11.75	11.99
Market value	27.24	25.80	22.15	26.50	26.73
Weighted average shares outstanding:
Basic	9,526,891	9,552,569	9,621,709	9,905,832	9,929,276
Diluted	9,632,429	9,645,041	9,715,561	10,040,001	10,051,077
Period end balance sheet:
Assets	$2,074,750	$1,926,233	$1,909,027	$1,894,775	$1,825,235
Securities	602,893	556,434	539,309	523,669	535,174
Total loans	1,301,618	1,199,630	1,215,481	1,167,791	1,153,581
Allowance for loan losses	18,372	18,030	17,756	17,595	17,443
Deposits	1,165,281	1,172,816	1,121,866	1,195,112	1,181,281
Total shareholders’ equity	135,799	140,215	136,369	136,334	139,682
Tier I capital	144,583	140,335	137,595	138,000	139,983
Tier I ratio	10.4%	10.8%	10.5%	10.8%	10.7%
Total capital	161,946	156,613	154,010	153,925	156,401
Total capital ratio	11.7%	12.0%	11.7%	12.1%	11.9%
Total risk-adjusted assets	1,388,065	1,300,512	1,311,849	1,272,335	1,312,414
Tier I leverage ratio	7.8%	7.6%	7.5%	7.7%	8.4%
Average balance sheet:
Assets	$1,928,259	$1,889,360	$1,869,524	$1,754,156	$1,730,190
Earning assets	1,804,326	1,770,363	1,750,900	1,642,907	1,619,420
Loans	1,207,216	1,187,513	1,177,617	1,121,777	1,105,135
Deposits	1,151,153	1,147,766	1,135,681	1,159,350	1,152,186
Shareholders’ equity	136,454	137,273	135,254	134,178	133,150
Key ratios: (%)
Return on average assets (ROA)	1.31	1.49	1.85	1.03	1.12
Return on average shareholders’ equity (ROE)	18.57	20.54	25.61	13.42	14.59
Net interest margin	3.19	3.26	3.33	3.56	3.63
Net overhead	0.91	0.31	(0.12)	1.62	1.60
Efficiency ratio	56.95	51.48	47.48	60.81	58.57
Credit quality:
Non-accrual loans	$12,735	$12,238	$12,709	$13,123	$12,756
Restructured loans	461	340	374	378	259
90 day past due and accruing	8,625	7,231	6,623	5,692	6,995

Non-performing loans	21,821	19,809	19,706	19,193	20,010
Other real estate owned	753	621	1,270	1,371	1,593

Non-performing assets	$22,574	$20,430	$20,976	$20,564	$21,603

Charge-offs	$5,852	$4,934	$2,213	$6,584	$4,026
Recoveries	505	340	201	1,325	965

Net charge-offs	$5,347	$4,594	$2,012	$5,259	$3,061

Allowance for loan losses as a percent of period-end loans (%)	1.41	1.50	1.46	1.51	1.51
Net charge-offs (annualized) as a percent of average loans (%)	0.59	0.77	0.68	0.47	0.37
Non-performing loans as a percent of loans	1.68	1.65	1.62	1.64	1.73
Non-performing assets as a percent of assets	1.09	1.06	1.10	1.09	1.18

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

INTEREST INCOME
Loans (including fees):
Taxable	$18,950	$18,814	$18,605	$19,637	$19,598
Exempt from federal income taxes	212	206	211	219	227
Securities:
Taxable	5,348	5,518	6,234	5,566	5,963
Exempt from federal income taxes	689	714	728	735	722
Federal funds sold and other temp. investments	30	136	123	154	324

Total interest income	25,229	25,388	25,901	26,311	26,834
INTEREST EXPENSE
Deposits	5,118	5,563	5,779	6,771	7,526
Federal funds purchased and securities sold under agreements to repurchase	613	596	581	700	597
Note Payable	50	54	63	28	10
Other borrowed funds	2	3	3	14	10
Federal Home Loan Bank advances	4,895	4,649	4,659	4,119	4,003
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	734	733	733	733	734

Total interest expense	11,412	11,598	11,818	12,365	12,880

Net interest income	13,817	13,790	14,083	13,946	13,954
Provision for loan losses	1,096	2,855	2,173	2,350	1,573

Net interest income after provision for loan losses	12,721	10,935	11,910	11,596	12,381
NON-INTEREST INCOME
Gain on sale of loans	3,920	6,310	4,342	5,462	2,421
Service charges on deposit accounts	1,549	1,555	1,527	1,587	1,505
Trust fees	631	563	609	637	596
Security gains (losses)	3,566	0	51	(67)	832
Gain on sale of banking centers	0	0	5,619	0	0
Other operating income	(2,609)	2,272	2,114	(372)	1,807

Total non-interest income	7,057	10,700	14,262	7,247	7,161
NON-INTEREST EXPENSE
Salaries and employee benefits	6,701	7,642	7,604	7,217	6,494
Net occupancy	1,180	1,125	1,199	1,099	1,119
Equipment	1,045	1,059	1,039	742	931
Professional services	707	1,138	767	648	563
Assessment on deposits and other taxes	501	388	392	354	384
Amortization of intangible assets	113	112	118	144	110
Merger costs	0	0	0	10	124
Banking center reconfiguration	0	0	0	2,096	0
Other operating expenses	2,829	2,552	2,554	2,265	2,116

Total non-interest expense	13,076	14,016	13,673	14,575	11,841

Income before federal income taxes	6,702	7,619	12,499	4,268	7,701
Income tax expense	1,795	2,181	3,838	840	2,165

Income before accounting change	$4,907	$5,438	$8,661	$3,428	$5,536

NET INCOME PER COMMON SHARE:
Basic	$0.52	$0.57	$0.90	$0.35	$0.56
Diluted	$0.51	$0.57	$0.89	$0.34	$0.55
Weighted average common shares outstanding:
Basic	9,476,371	9,468,639	9,621,709	9,835,995	9,876,844
Diluted	9,611,796	9,558,994	9,715,561	9,967,373	9,993,241
Note: Fully taxable equivalent adjustment	$485	$495	$506	$514	$511

Second Bancorp Incorporated and Subsidiaries
Consolidated Statements of Income
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

INTEREST INCOME
Loans (including fees):
Taxable	$56,369	$37,419	$18,605	$79,671	$60,034
Exempt from federal income taxes	629	417	211	922	703
Securities:
Taxable	17,100	11,752	6,234	22,648	17,082
Exempt from federal income taxes	2,131	1,442	728	2,946	2,211
Federal funds sold and other temp. investments	289	259	123	1,085	931

Total interest income	76,518	51,289	25,901	107,272	80,961
INTEREST EXPENSE
Deposits	16,460	11,342	5,779	29,400	22,629
Federal funds purchased and securities sold under agreements to repurchase	1,790	1,177	581	2,499	1,799
Note Payable	167	117	63	38	10
Other borrowed funds	8	6	3	42	28
Federal Home Loan Bank advances	14,203	9,308	4,659	15,900	11,781
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	2,200	1,466	733	2,933	2,200

Total interest expense	34,828	23,416	11,818	50,812	38,447

Net interest income	41,690	27,873	14,083	56,460	42,514
Provision for loan losses	6,124	5,028	2,173	6,159	3,809

Net interest income after provision for loan losses	35,566	22,845	11,910	50,301	38,705
NON-INTEREST INCOME
Gain on sale of loans	14,572	10,652	4,342	11,136	5,674
Service charges on deposit accounts	4,631	3,082	1,527	5,823	4,236
Trust fees	1,803	1,172	609	2,715	2,078
Trading account losses	0	0	0	(20)	(20)
Security gains (losses)	3,617	51	51	592	659
Gain on sale of banking centers	5,619	5,619	5,619	0	0
Other operating income	1,777	4,386	2,114	3,179	3,551

Total non-interest income	32,019	24,962	14,262	23,425	16,178
NON-INTEREST EXPENSE
Salaries and employee benefits	21,947	15,246	7,604	26,345	19,128
Net occupancy	3,504	2,324	1,199	4,480	3,381
Equipment	3,143	2,098	1,039	3,898	3,156
Professional services	2,612	1,905	767	2,139	1,491
Assessment on deposits and other taxes	1,281	780	392	1,397	1,043
Amortization of intangible assets	343	230	118	475	331
Merger costs	0	0	0	134	124
Banking center reconfiguration	0	0	0	2,096	0
Other operating expenses	7,935	5,106	2,554	8,532	6,267

Total non-interest expense	40,765	27,689	13,673	49,496	34,921

Income before federal income taxes	26,820	20,118	12,499	24,230	19,962
Income tax expense	7,814	6,019	3,838	6,230	5,390

Net income	$19,006	$14,099	$8,661	$18,000	$14,572

NET INCOME PER COMMON SHARE:
Basic	$1.99	$1.48	$0.90	$1.82	$1.47
Diluted	$1.97	$1.46	$0.89	$1.79	$1.45
Weighted average common shares outstanding:
Basic	9,526,891	9,552,569	9,621,709	9,905,832	9,929,276
Diluted	9,632,429	9,645,041	9,715,561	10,040,001	10,051,077
Note: Fully taxable equivalent adjustment	$1,486	$1,001	$506	$2,083	$1,569

Second Bancorp Incorporated and Subsidiaries
Consolidated Balance Sheets
(Dollars in thousands)

	Sept. 30	June 30	March 31	Dec. 31	Sept. 30

	2003	2003	2003	2002	2002

ASSETS
Cash and due from banks	$57,305	$42,194	$43,334	$60,822	$40,815
Federal funds sold and other temp. investments	13,128	44,505	29,523	61,449	15,033
Securities available-for-sale (at market value)	602,893	556,434	539,309	523,669	535,174
Loans:
Commercial	598,762	571,788	558,499	542,693	520,175
Consumer	372,826	339,723	325,819	322,840	325,088
Real estate	330,030	288,119	331,163	302,258	308,318

Total loans	1,301,618	1,199,630	1,215,481	1,167,791	1,153,581
Less allowance for loan losses	18,372	18,030	17,756	17,595	17,443

Net loans	1,283,246	1,181,600	1,197,725	1,150,196	1,136,138
Premises and equipment	17,944	17,048	16,125	16,632	16,333
Accrued interest receivable	8,710	8,289	9,414	8,762	9,582
Goodwill and intangible assets	20,117	20,230	20,343	20,422	20,224
Servicing assets	19,827	14,880	13,743	12,403	10,961
Other assets	51,580	41,053	39,511	40,420	40,975

Total assets	$2,074,750	$1,926,233	$1,909,027	$1,894,775	$1,825,235

LIABILITIES AND SHAREHOLDERS’ EQUITY
Deposits:
Demand — non-interest bearing	$165,242	$155,285	$155,892	$179,714	$153,341
Demand — interest bearing	164,186	204,430	147,747	103,583	98,359
Savings	350,231	347,722	363,443	405,437	410,322
Time deposits	485,622	465,379	454,784	506,378	519,259

Total deposits	1,165,281	1,172,816	1,121,866	1,195,112	1,181,281
Federal funds purchased and securities sold under agreements to repurchase	238,047	175,011	206,069	138,796	166,532
Note payable	7,750	7,750	14,000	7,000	3,000
Other borrowed funds	1,579	1,219	155	3,863	3,788
Accrued expenses and other liabilities	17,562	19,612	20,089	17,331	14,583
Federal Home Loan Bank advances	478,198	379,089	379,971	365,844	285,887
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,534	30,521	30,508	30,495	30,482

Total liabilities	1,938,951	1,786,018	1,772,658	1,758,441	1,685,553
Shareholders’ equity:
Common stock, no par value; 30,000,000 shares authorized;	42,815	41,750	41,745	41,763	40,994
Treasury stock	(36,173)	(34,771)	(33,740)	(27,180)	(23,631)
Other comprehensive income	457	7,642	6,410	6,656	8,894
Retained earnings	128,700	125,594	121,954	115,095	113,425

Total shareholders’ equity	135,799	140,215	136,369	136,334	139,682

Total liabilities and shareholders’ equity	$2,074,750	$1,926,233	$1,909,027	$1,894,775	$1,825,235

Miscellaneous data:
Common shares issued	11,108,823	11,055,123	11,041,083	11,041,263	11,024,693
Treasury shares	1,638,032	1,586,484	1,542,784	1,279,009	1,147,849
Bank owned life insurance (in other assets)	$34,149	$33,769	$33,489	$33,086	$32,677
Loans serviced for others	$1,692,880	$1,631,790	$1,463,926	$1,320,316	$1,121,372
Goodwill	$16,647	$16,647	$16,647	$16,708	$17,344
Other intangibles	3,470	3,583	3,696	3,714	2,880

Total goodwill and intangible assets	$20,117	$20,230	$20,343	$20,422	$20,224

Mortgage servicing rights (net of allowance)	$19,378	$14,429	$13,299	$11,967	$10,516
Other servicing assets	449	451	444	436	445

	$19,827	$14,880	$13,743	$12,403	$10,961

Valuation allowance for mortgage servicing rights included above	$(2,774)	$(6,304)	$(4,783)	$(3,794)	$(3,087)

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Quarter Ended
(Dollars in Thousands)

ASSETS	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Cash and demand balances due from banks	$43,675	$37,686	$38,392	$35,454	$35,266
Federal funds sold and other temp. investments	14,697	50,390	44,849	47,197	80,102
Securities:
Trading	0	0	0	0	0
Available-for-sale	610,468	541,921	528,434	494,245	469,203

Total securities	610,468	541,921	528,434	494,245	469,203
Loans:
Commercial	584,553	562,499	551,882	533,996	507,412
Consumer	353,299	336,303	324,729	323,939	319,482
Real estate	308,128	298,498	301,006	313,227	281,239

Total loans	1,245,980	1,197,300	1,177,617	1,171,162	1,108,133
Allowance for loan losses	18,137	17,787	17,566	17,345	16,904

Net loans	1,227,843	1,179,513	1,160,051	1,153,817	1,091,229
Premises and equipment	17,666	16,828	16,508	16,611	16,497
Goodwill and intangible assets	20,166	20,282	20,461	19,676	19,400
Servicing assets	17,377	14,859	13,310	11,832	10,184
Other	52,897	47,499	47,519	46,882	48,609

Total assets	$2,004,789	$1,908,978	$1,869,524	$1,825,714	$1,770,490

LIABIITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$161,281	$159,636	$153,223	$156,607	$145,177
Demand deposits (interest bearing)	187,231	183,323	117,469	100,240	105,903
Savings	346,965	356,281	382,673	411,109	405,813
Time deposits	462,340	460,479	482,316	512,653	516,295

Total deposits	1,157,817	1,159,719	1,135,681	1,180,609	1,173,188
Federal funds purchased and securities sold under agreements to repurchase	208,549	178,618	164,329	165,504	135,611
Note payable	7,750	8,369	9,733	4,107	1,190
Borrowed funds	563	186	455	1,281	1,757
Accrued expenses and other liabilities	17,626	18,243	17,863	14,306	13,211
Federal Home Loan Bank advances	447,116	374,061	375,710	291,957	278,568
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,524	30,513	30,499	30,721	30,471

Total liabilities	1,869,945	1,769,709	1,734,270	1,688,485	1,633,996
Shareholders’ equity:
Common stock	42,506	41,747	41,757	41,153	39,522
Treasury shares	(35,646)	(34,127)	(30,666)	(25,050)	(21,641)
Other comprehensive income	939	7,434	6,778	7,032	7,951
Retained earnings	127,045	124,215	117,385	114,094	110,662

Total shareholders’ equity	134,844	139,269	135,254	137,229	136,494

Total liabilities and shareholders’ equity	$2,004,789	$1,908,978	$1,869,524	$1,825,714	$1,770,490

Second Bancorp Incorporated and Subsidiaries
Consolidated Average Balance Sheets
For the Year-to-date period ended:
(Dollars in Thousands)

ASSETS	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Cash and demand balances due from banks	$39,937	$38,037	$38,392	$34,606	$34,320
Federal funds sold	36,535	47,635	44,849	68,503	75,683
Securities:
Trading	0	0	0	40	41
Available-for-sale	560,575	535,215	528,434	452,587	438,561

Total securities	560,575	535,215	528,434	452,627	438,602
Loans:
Commercial	566,431	557,220	551,882	517,185	511,520
Consumer	338,215	330,548	324,729	313,760	310,330
Real estate	302,570	299,745	301,006	290,832	283,285

Total loans	1,207,216	1,187,513	1,177,617	1,121,777	1,105,135
Allowance for loan losses	17,832	17,677	17,566	16,992	16,873

Net loans	1,189,384	1,169,836	1,160,051	1,104,785	1,088,262
Premises and equipment	17,005	16,669	16,508	16,602	16,598
Goodwill and intangible assets	20,302	20,371	20,461	19,018	18,797
Servicing assets	15,197	14,089	13,310	10,520	10,078
Other	49,324	47,508	47,519	47,495	47,702

Total assets	$1,928,259	$1,889,360	$1,869,524	$1,754,156	$1,730,042

LIABILITIES AND SHAREHOLDERS’ EQUITY
Liabilities:
Demand deposits (non-interest bearing)	$158,076	$156,447	$153,223	$146,598	$143,225
Demand deposits (interest bearing)	162,930	150,578	117,469	101,222	101,553
Savings	361,842	369,404	382,673	374,313	361,913
Time deposits	468,305	471,337	482,316	537,217	545,495

Total deposits	1,151,153	1,147,766	1,135,681	1,159,350	1,152,186
Federal funds purchased and securities sold under agreements to repurchase	183,994	171,513	164,329	136,041	126,112
Note payable	8,610	9,047	9,733	1,335	401
Borrowed funds	402	320	455	1,726	1,876
Accrued expenses and other liabilities	17,910	18,054	17,863	12,000	11,223
Federal Home Loan Bank advances	399,224	374,881	375,710	278,998	274,631
Corporation-obligated mandatorily redeemable capital securities of subsidiary trust	30,512	30,506	30,499	30,528	30,463

Total liabilities	1,791,805	1,752,087	1,734,270	1,619,978	1,596,892
Shareholders’ equity:
Common stock	42,006	41,752	41,757	39,177	38,511
Treasury shares	(33,498)	(32,406)	(30,666)	(20,590)	(19,087)
Net unrealized holding gains	5,029	7,108	6,778	5,996	5,647
Retained earnings	122,917	120,819	117,385	109,595	108,079

Total shareholders’ equity	136,454	137,273	135,254	134,178	133,150

Total liabilities and shareholders’ equity	$1,928,259	$1,889,360	$1,869,524	$1,754,156	$1,730,042

Second Bancorp Incorporated and Subsidiaries
Financial Highlights — Non-GAAP Operating Results
Quarterly Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Earnings:
Net interest income	$13,817	$13,790	$14,083	$13,946	$13,954
Provision for loan losses	1,096	2,855	2,173	2,350	1,573
Non-interest income	3,491	10,700	8,592	7,314	6,329
Security gains (losses)	3,566	0	51	(67)	832
Trading account losses	0	0	0	0	0
Non-interest expense	13,076	14,016	13,673	12,469	11,717
Federal income taxes	1,795	2,181	1,871	1,577	2,208

Net income	$4,907	$5,438	$5,009	$4,797	$5,617

Per share:
Basic earnings	$0.52	$0.57	$0.52	$0.49	$0.57
Diluted earnings	0.51	0.57	0.52	0.48	0.56
Key ratios: (%)
Return on average assets (ROA)	0.98	1.14	1.07	1.05	1.27
Return on average shareholders’ equity (ROE)	14.56	15.62	14.81	13.98	16.46
Net interest margin	3.06	3.19	3.33	3.38	3.49
Net overhead	2.05	0.74	1.16	1.20	1.30
Efficiency ratio	73.49	56.10	58.98	57.27	56.35

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Quarterly Data

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Net income	$4,907	$5,438	$8,661	$3,428	$5,536
Adjustments to GAAP to reflect Non-GAAP Operating Basis:
Add non-recurring costs:
Sale of banking centers	0	0	(5,619)	0	0
Merger costs	0	0	0	10	124
Banking center reconfiguration	0	0	0	2,096	0

Total adjustments	0	0	(5,619)	2,106	124
Federal income taxes (benefit)	0	0	(1,967)	737	43

Net income	$4,907	$5,438	$5,009	$4,797	$5,617

Note: Recap of Income from Mortgage Banking Activities

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Gross income from servicing	$1,052	$986	$903	$764	$695
Amortization of MSRs	(2,723)	(2,101)	(1,549)	(2,322)	(1,125)

(Excess amortization) / net servicing income	(1,671)	(1,115)	(646)	(1,558)	(430)
Change in valuation allowance MSRs	3,530	(1,522)	(989)	(707)	(802)
Net derivative gain (loss) — non hedging	(6,759)	3,035	1,805	(425)	1,087

Income (loss) from Mortgage Servicing (included in other operating income)	$(4,900)	$398	$170	$(2,690)	$(145)

Gain on sale of mortgage loans (included in gain on sale of loans)	3,743	6,152	4,188	5,348	2,290

Net mortgage banking (loss) income	$(1,157)	$6,550	$4,358	$2,658	$2,145

Second Bancorp Incorporated and Subsidiaries
Financial Highlights — Non-GAAP Operating Results
Year-to-Date Data
(Dollars in thousands, except per share data)

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Earnings:
Net interest income	$41,690	$27,873	$14,083	$56,460	$42,514
Provision for loan losses	6,124	5,028	2,173	6,159	3,809
Non-interest income	22,783	19,292	14,211	22,853	15,539
Security gains (losses)	3,617	51	51	592	659
Trading account losses	0	0	0	(20)	(20)
Non-interest expense	40,765	27,689	19,292	47,266	34,797
Federal income taxes	5,847	4,052	1,871	7,011	5,433

Net income	$15,354	$10,447	$5,009	$19,449	$14,653

Per share:
Basic earnings	$1.61	$1.09	$0.52	$1.96	$1.48
Diluted earnings	1.59	1.08	0.52	1.94	1.46
Key ratios: (%)
Return on average assets (ROA)	1.06	1.11	1.07	1.11	1.13
Return on average shareholders’ equity (ROE)	15.00	15.22	14.81	14.49	14.67
Net interest margin	3.19	3.26	3.33	3.56	3.63
Net overhead	1.33	0.95	1.16	1.49	1.59
Efficiency ratio	61.80	57.49	58.98	58.07	58.36

Second Bancorp Incorporated and Subsidiaries
Reconciliation of GAAP vs. Non-GAAP Operating Results
Year-to-Date Data

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Net income	$19,006	$14,099	$8,661	$18,000	$14,572
Adjustments to GAAP to reflect Non-GAAP Operating Basis:
Add non-recurring costs:

Sale of banking centers	(5,619)	(5,619)	(5,619)	0	0
Merger costs	0	0	0	134	124
Banking center reconfiguration	0	0	0	2,096	0
Total adjustments	(5,619)	(5,619)	(5,619)	2,230	124
Federal income taxes (benefit)	(1,967)	(1,967)	(1,967)	781	43

Net income	$15,354	$10,447	$5,009	$19,449	$14,653

Note: Recap of Income from Mortgage Banking Activities

	Sept. 2003	June 2003	March 2003	Dec. 2002	Sept. 2002

Gross income from servicing	$2,941	$1,889	$903	$2,691	$1,927
Amortization of MSRs	(6,373)	(3,650)	(1,549)	(4,335)	(2,013)

(Excess amortization) / net servicing income	(3,432)	(1,761)	(646)	(1,644)	(86)
Change in valuation allowance MSRs	1,019	(2,511)	(989)	(2,984)	(2,277)
Net derivative gain (loss) — non hedging	(1,919)	4,840	1,805	567	992

Income (loss) from Mortgage Servicing (included in other operating income)	$(4,332)	$568	$170	$(4,061)	$(1,371)

Gain on sale of mortgage loans (included in gain on sale of loans)	14,083	10,340	4,188	10,470	5,139

Net mortgage banking income	$9,751	$10,908	$4,358	$6,409	$3,768

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Second Bancorp Incorporated

Date: October 16, 2003	/s/ David L. Kellerman

David L. Kellerman Chief Financial Officer and Treasurer